Accounting Policies, by Policy (Policies)	12 Months Ended
Dec. 31, 2024
Accounting Policies [Abstract]
Basis of presentation
2.1	Basis of presentation

The financial statements were approved by the Board of Directors and authorized for issuance on April 28, 2025.

On August 20, 2021, the shareholders of the Company approved a 1 for 3 share consolidation (the “2021 share consolidation”) of the Company’s authorized and issued ordinary shares whereby every three shares were consolidated into one share. On January 31, 2023, the Company completed another share consolidation (the “2023 share consolidation”) of the Company’s authorized and issued ordinary shares whereby every forty shares were consolidated into one share (Note 18). As a result of the 2021 share consolidation and the 2023 share consolidation, the par value of each ordinary share became $0.12. The accompanying consolidated financial statements and all share and per share amounts have been retroactively restated to reflect the share consolidation.

On February 6, 2024, the Company entered into a Sale and Purchase Agreement (the “Purchase Agreement”) to divest its information security business (Note 27). The assets and liabilities of Handshake are reported as held for sale at December 31, 2023. The operating results of Handshake have been reported as discontinued operations. Prior periods have been reclassified to conform to this presentation to allow for a meaningful comparison of continuing operations.

The consolidated financial statements of Guardforce and subsidiaries have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”). All amounts are presented in United States dollars (“USD”) and have been rounded to the nearest USD.

Going Concern basis

As of December 31, 2024, the Company has incurred accumulated deficit of $64.2 million. For the year ended December 31, 2024, the Company had operating loss of $6.7 million and net operating cash outflow of $3.3 million. The principal sources of funding have historically been cash contributions from equity financing. For the year ended December 31, 2024, the Company issued 7.5 million Ordinary Shares pursuant to the 2024 ATM offering for gross proceeds of $10.9 million. As of December 31, 2024, the Company had cash and cash equivalents of approximately $21.9 million. Taking this into consideration, the Company believes it will have sufficient available financial resources to meet its obligations and working capital requirements for at least in the next twelve months from the date of issuance of these financial statements. Accordingly, the Company considers that it is appropriate to prepare the consolidated financial information on a going concern basis.

Basis of consolidation
2.2	Basis of consolidation

The consolidated balance sheets, consolidated statements of profit or loss and other comprehensive loss, statements of changes in equity and statements of cash flows of the Company for the relevant periods include the results of operations and cash flows of all companies now comprising the Company from the earliest date presented or since the date when the subsidiaries and/or businesses first came under the common control of the controlling shareholders, wherever the period is shorter.

The consolidated balance sheets of the Company as at December 31, 2024 and 2023 have been prepared to present the assets and liabilities of the subsidiaries under the historical cost convention.

Equity interests in subsidiaries held by parties other than the controlling shareholders are presented as non-controlling interests in equity.

All intra-group and inter-company transactions and balances have been eliminated on consolidation.

Segment reporting
2.3	Segment reporting

IAS 14 Segment Reporting requires reporting of financial information by business or geographical area. It requires disclosures for ‘primary’ and ‘secondary’ segment reporting formats, with the primary format based on whether the entity’s risks and returns are affected predominantly by the products and services it produces or by the fact that it operates in different geographical areas.

The entity’s reportable segments are its business and geographical segments for which a majority of their revenue is earned from sales to external customers and for which:

●	revenue from sales to external customers and from transactions with other segments is 10% or more of the total revenue, external and internal, of all segments; or
●	segment result, whether profit or loss, is 10% or more the combined result of all segments in profit or the combined result of all segments in loss, whichever is greater in absolute amount; or
●	assets are 10% or more of the total assets of all segments.

Segments deemed too small for separate reporting may be combined with each other, if related, but they may not be combined with other significant segments for which information is reported internally. Alternatively, they may be separately reported. If neither combined nor separately reported, they must be included as an unallocated reconciling item.

Segment information is consistent with how management reviews the businesses, makes investing and resource allocation decisions and assesses operating performance. Transfers and sales between reportable segments, if any, are recorded at cost.

The Company reports financial and operating information in the following four segments and geographical segmental data as shown in Note 23:

(i)	Secured Logistics;
(ii)	AI&Robotics Solution Business;
(iii)	General Security Solutions; and
(iv)	Corporate and others

The Corporate and others segment covers the non-operating activities supporting the Company. It comprises the Company’s holdings and treasury organization, including its headquarter and central functions. All listing related expenses are included in the Corporate and others segment. This segment is an administrative-operating segment rather than a revenue-generating operating segment.

The Company completed the divestiture with Handshake on February 6, 2024. At December 31, 2024, Handshake was classified as a disposal group held for sale and as a discontinued operation. The business of Handshake represented the entirety of the Company’s information security operating segment through December 31, 2023, which is excluded from the Company’s segment reporting.

Business combinations
2.4	Business combinations

The Company accounts for business combinations using the acquisition method when control is transferred to the Company, other than those between and among entities under common control. The consideration transferred in the acquisition is generally measured at fair value, as are the identifiable net assets acquired. Any goodwill that arises is tested annually for impairment. Any gain on the bargain purchase is recognized in the statement of profit or loss immediately. Transaction costs are expensed as incurred, except if related to the issue of debt or equity securities.

Any contingent consideration is measured at fair value at the date of acquisition. If an obligation to pay contingent consideration that meets the definition of a financial instrument is classified as equity, then it is not remeasured and settlement is accounted for within equity. Otherwise, other contingent consideration is remeasured at fair value at each reporting date and subsequent changes in the fair value of the contingent consideration are recognized in the statement of profit or loss.

IFRS 3, Business Combinations does not include specific measurement guidance for transfers of businesses or subsidiaries between entities under common control. Accordingly, the Company has accounted for such transactions taking into consideration other guidance in the IFRS framework and pronouncements of other standard-setting bodies. The Company recorded assets and liabilities recognized as a result of transactions between entities under common control at the carrying value on the transferor’s financial statements, and to have the consolidated balance sheet, consolidated statement of profit or loss, comprehensive income, changes in equity and cash flows reflect the results of combining entities for all periods presented for which the entities were under the transferor’s common control, irrespective of when the combination takes place. Additional disclosures on business combination are provided in Note 3.

Non-controlling interest
2.5	Non-controlling interest

The non-controlling interest represents the portion of the equity (net assets) in the subsidiary not directly or indirectly attributable to the Company. Non-controlling interests are presented as a separate component of equity on the consolidated balance sheets, consolidated statements of profit or loss, comprehensive income and changes in equity attributed to controlling and non-controlling interests.

Critical accounting estimate and judgements
2.6	Critical accounting estimate and judgements

The preparation of the consolidated financial statements in conformity with IFRS requires management to make estimates and judgements that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. Significant estimates during the years ended December 31, 2024, 2023 and 2022 include provision for obsolete inventory, impairment on property, plant and equipment  and intangible assets, allowance for withholding tax receivables, provision for expected credit loss on trade receivables and other receivables, useful life of property, plant and equipment and intangible assets, impairment of goodwill, measurement of stock-based compensation expenses, measurement of retirement benefit obligations,  measurement of consideration and assets and liabilities acquired as business combinations, accounting for leases, valuation of deferred tax assets and allowance for doubtful debts on a related party receivable.

Foreign currency translation
2.7	Foreign currency translation

The presentational currency of the Company is the U.S. dollar (“USD”). The functional currency of Guardforce, AI Holdings, AI Robots, Horizon Dragon, Southern Ambition, AI Singapore, AI Robotics, AI Robots Service, AI Malaysia, AI Macau, AI US, AI Australia, AI Dubai, AI UK, AI Korea, AI Japan, AI Canada, AI Vietnam and AI Technology is the USD. The functional currency of AI Hong Kong and Handshake is the Hong Kong dollar (“HKD”). The functional currency of AI Thailand, GF Cash (CIT) and AI R&I is the Thai Baht (“Baht” or “THB”). The functional currency of AI Shenzhen, AI Jian, Shenzhen GFAI, Guangzhou GFAI, InnoAI, and Beijing Wanjia is the Chinese Renminbi (“RMB”).

The currency exchange rates that impact the business are shown in the following table:

	Year End Rate			Average Rate
	As of December 31,			For the Years Ended
	2024	2023	2022	2024	2023	2022
Thai Baht	0.0291	0.0292	0.0289	0.0284	0.0288	0.0286
Hong Kong Dollar	0.1287	0.1282	0.1282	0.1282	0.1282	0.1282
Chinese Renminbi	0.1370	0.1409	0.1447	0.1391	0.1414	0.1446

Financial risk management
2.8	Financial risk management
2.8.1	Financial risk factors

The Company’s activities expose it to a variety of financial risks: foreign exchange risk, interest rate risk and liquidity risk. The Company’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Company’s financial performance.

(i)	Credit risk

The Company trades only with parties that are expected to be creditworthy. The Company manages its operations to avoid any excessive concentration of counterparty risk. The Company takes all reasonable steps to seek assurance from the counterparties that they can fulfill their obligations. In addition, receivable balances are monitored on an ongoing basis with the result that the Company’s exposure to credit loss remains low.

The carrying values of the Company’s financial assets and contract assets represent its maximum credit exposure.

(ii)	Foreign exchange risk

The Company is exposed to foreign exchange risk arising from various currency exposures, primarily with respect to the THB and USD. Foreign exchange risk arises when future commercial transactions or recognized assets and liabilities are denominated in a currency that is not the respective functional currency of the Company’s subsidiaries. The functional currency of the Company and majority of its overseas subsidiaries is the USD whereas the functional currency of the subsidiaries which operate in Thailand is the THB. The Company currently does not hedge transactions undertaken in foreign currencies but manages its foreign exchange risk by performing regular reviews of the Company’s net foreign exchange exposures.

If the THB had strengthened/weakened by 2.33% and 2.28% against the USD (the average monthly variance during the 2-year period ended December 31, 2024 and 2023) with all other variables held constant, the post-tax profit would have been approximately $22,000, $1,000 and $228,000 higher/lower for the years ended December 31, 2024, 2023 and 2022, respectively, as a result of net foreign exchange gains/losses on translation of net monetary assets denominated in the THB/USD which is not the functional currency of the respective Company’s entities.

(iii)	Interest rate risk

The Company’s exposure to changes in interest rates are mainly attributable to its borrowings and loans. At the reporting date, based on the composition of borrowings at December 31, 2024 (Note 13), if interest rates on borrowings had been 100 basis points higher/lower with all other variables held constant, the Company’s post-tax results for the year would have been approximately $400, $3,800 and $11,000 lower/higher for the years ended December 31, 2024, 2023 and 2022, respectively, mainly as a result of higher/lower interest expense on floating rate borrowings.

(iv)	Liquidity risk

Prudent liquidity management implies maintaining sufficient cash and cash equivalents and the availability of funding through an adequate amount of committed credit facilities.

The Company’s primary cash requirements are for operating expenses and purchases of fixed assets. The Company mainly finances its working capital requirements from cash generated from funds raised from the public offerings and private placements, operation, proceeds from a convertible note, exercise of warrants, bank borrowings and finance leases.

The Company’s policy is to regularly monitor current and expected liquidity requirements to ensure it maintains sufficient cash and cash equivalents and an adequate amount of committed credit facilities to meet its liquidity requirements in the short and long term.

At the reporting date, the contractual undiscounted cash flows of the Company’s current financial liabilities approximate their respective carrying amounts due to their short maturities.

The table below analyses the Company’s non-derivative financial liabilities into relevant maturity groupings based on the remaining period at the reporting date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows, including interest if applicable.

Year ended December 31, 2024	Within 1 year	1 to 5 years	Total
Trade payables and other current liabilities	$4,549,364	$-	$4,549,364
Borrowings	44,232	-	44,232
Operating lease liabilities	1,605,859	829,525	2,435,384
Finance lease liabilities	96,372	121,746	218,118
	$6,295,827	$951,271	$7,247,098
Year ended December 31, 2023	Within 1 year	1 to 5 years	Total
Trade payables and other current liabilities	$6,188,493	$-	$6,188,493
Borrowings	337,241	44,410	381,651
Borrowings from related parties	3,104,149	-	3,104,149
Amount due to related parties	2,898,506	-	2,898,506
Operating lease liabilities	1,239,066	1,455,857	2,694,923
Finance lease liabilities	108,597	218,996	327,593
Liabilities directly associated with the assets held for sale	130,876	-	130,876
	$14,006,928	$1,719,263	$15,726,191
2.8.2	Capital risk management

The Company’s objectives on managing capital are to safeguard the Company’s ability to continue as a going concern and support the sustainable growth of the Company in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to enhance shareholders’ value in the long term.

In order to maintain or adjust the capital structure, the Company may adjust the amount of dividends paid to shareholders, return of capital to shareholders, issue new shares or sell assets to reduce debt.

Fair value measurements and Financial instruments
2.9	Fair value measurements and Financial instruments

Fair value measurements

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurement for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

Accounting guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level input that is significant to the fair value measurement. Accounting guidance establishes three levels of inputs that may be used to measure fair value:

Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2—Include other inputs that are directly or indirectly observable in the marketplace.

Level 3—Unobservable inputs which are supported by little or no market activity.

Accounting guidance also describes three main approaches to measuring the fair value of assets and liabilities: the (1) market approach, (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

Financial Instruments

Financial assets and liabilities of the Company mainly consist of cash and cash equivalents, restricted cash, trade receivables, amounts due from related parties, other current assets, trade payables and other current liabilities, amounts due to related parties. As of December 31, 2024 and 2023, the carrying values of cash and cash equivalents, restricted cash, trade receivables, amounts due from related parties, other current assets, trade payables and other current liabilities, amounts due to related parties, other current liabilities approximate their fair values due to the short-term maturity of these instruments.

The Company measures its financial assets at amortized cost, which assets that are held for collection of contractual cash flows, where those cash flows represent solely payments of principal and interest, are measured at amortized cost. Interest income from these financial assets is included in finance income using the effective interest rate method. Any gain or loss arising on derecognition is recognized directly in profit or loss and presented in other gains/(losses) together with foreign exchange gains and losses. Impairment losses are presented as a separate line item in the statement of profit or loss.

Stock-based compensation
2.10	Stock-based compensation

On January 25, 2022, the Company established the 2022 Equity Incentive Plan (the “Plan”). Under the Plan, participants are granted restricted shares which only vest if certain performance standards are met. Participation in the Plan is at the Board’s discretion, and no individual has a contractual right to participate in the Plan or to receive any guaranteed benefits. The Company accounts for the stock-based payments (primarily restricted shares) with the fair value of the restricted shares on the date of grant and recognition of stock-based compensation expense on the consolidated statements of profit or loss over the vesting period for award expected to vest. The fair value of restricted stocks is determined based on the share price at which the Company’s shares are traded on the Nasdaq Stock Exchange at the date of the grant, which management has taken into account an estimated discount to reflect the impact of the post-vesting restrictions.  Additional disclosures on the stock-based compensation are in Note 19.

Cash and cash equivalents and restricted cash
2.11	Cash and cash equivalents and restricted cash

Cash and cash equivalents include highly liquid investments with original maturities of three months or less.

As of December 31, 2024 and 2023, non-current restricted cash amounting to $1.4 million and $1.6 million, respectively represents cash pledged with two local banks in Thailand as collateral for bank guarantees issued by those banks in respect of (i) project performance for government and commercial bank customers; (ii) fuel consumption under the fleet credit card; and (iii) electricity usage.  Additional disclosures on the cash and cash equivalents and restricted cash are provided in Note 4.

In November 2023, approximately $0.1 million of the Company’s cash in two subsidiaries in China, namely Shenzhen GFAI and Robot Service Shenzhen were frozen upon request to satisfy court judgments related to labor lawsuits in China and an ongoing legal dispute with a related party in China. On March 27, 2024, Mr. Tu withdrew all these claims against the Company. Accordingly, the freeze on all of the bank accounts of Robot Service Shenzhen were lifted on April 2, 2024.

Trade receivables
2.12	Trade receivables

Trade receivables are recorded at net realizable value consisting of the carrying amount less an allowance for doubtful accounts as needed. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts and accounts receivable from related parties. The Company determines the allowance for its trade receivable based on aging data, historical collection experience, customer specific facts and economic conditions. The Company writes-off trade receivable when amounts are deemed uncollectible. The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts.

The Company recorded a provision for (recovery of) expected credit loss on trade receivables and other receivables of $210,437, $899,433 and $(7,394) during the years ended December 31, 2024, 2023 and 2022, respectively. (Note 6)

Inventories
2.13	Inventories

Inventories solely consist of robots and the general security service-related equipment including but not limited to hard drives, CCTV and sensors which are stated at the lower of cost, determined on a weighted average basis, or net realizable value. Net realizable value is the estimated selling price in the ordinary course of business less the estimated cost of completion and the estimated costs necessary to make the sale. When inventory is sold, their carrying amount is charged to expense in the period in which the revenue is recognized. Write-downs for declines in net realizable value or for losses of inventories are recognized as an expense in the period the impairment or loss occurs. The Company recorded allowances for slow moving or obsolete inventory of $nil, $3,797,552 and $942,882 during the years ended December 31, 2024, 2023 and 2022, respectively. (Note 5)

Assets held for sale and discontinued operations
2.14	Assets held for sale and discontinued operations

The Company classifies assets and disposal groups as held for sale if their carrying amounts will be recovered principally through a sale transaction rather than through continuing use. Assets and disposal groups classified as held for sale are measured at the lower of their carrying amount and fair value less costs to sell. Costs to sell are the incremental costs directly attributable to the disposal of an asset or a disposal group, excluding finance costs and income tax expense.

The criteria for held for sale classification is regarded as met only when the sale is highly probable, and the assets or disposal groups is available for immediate sale in its present condition. Actions required to complete the sale should indicate that it is unlikely that significant changes to the sale will be made or that the decision to sell will be withdrawn. Management must be committed to the plan to sell the assets and the sale expected to be completed within one year from the date of the classification.

Property, plant and equipment and intangible assets are not depreciated or amortized once classified as held for sale. Assets and liabilities classified as held for sale are presented separately as current items in the statement of financial position. Discontinued operations are excluded from the results of continuing operations and are presented as a single amount as profit or loss after tax from discontinued operations in the statement of profit or loss. Additional disclosures are provided in Note 27. All other notes to the financial statements include amounts for continuing operations, unless indicated otherwise.

Withholding taxes receivable
2.15	Withholding taxes receivable

Withholding tax is a deduction from payments made to suppliers who provide services. The withholding tax rates can vary depending on the type of income and the tax status of the recipient. Based on tax rules currently in effect, the withholding tax rate is 3% for commercial contracts and 1% for governmental contracts in Thailand, which amounts are refundable. The Company generally files its request for a withholding tax refund by the end of May of the following year for withholding tax deducted in the previous year. Once the request for withholding tax refund is submitted to the Thai Revenue Department, the request will be subject to audit and review. Since it is difficult to predict the time required by the Thai Revenue Department to complete its audit and approve the relevant refund, except for known amount to be collected within the next 12 months, the Company has reflected its withholding tax receivable as a non-current asset in its consolidated balance sheets for amounts due from the Revenue Department.

Withholding tax receivable is recorded net of related provision for amount that could be challenged by the taxing authority. Such provision represents the Company’s best estimate based on recent collection history. Additional disclosures on withholding taxes receivables are provided in Note 7.

Property, plant and equipment
2.16	Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation. Cost represents the purchase price of the asset and other costs incurred to bring the asset into its existing use. Maintenance, repairs and betterments, including replacement of minor items, are charged to expense; major additions to physical properties are capitalized. Additional disclosures on property, plant and equipment are provided in Note 9.

Depreciation is calculated using the straight-line method over the following estimated useful lives:

Estimated useful life
Leasehold improvements	Lesser of useful life or remaining lease term
Machinery and equipment	5 years
Office furbishing and equipment	5 years
Vehicles	5,10 years
GDM machines	5 years
Robots	5 years

Assets under construction
2.17	Assets under construction

Assets under construction are stated at cost less impairment losses, if any. Cost comprises direct costs of construction as well as interest expense and exchange differences capitalized during the periods of construction and installation. Capitalization of these costs ceases and the construction in progress is transferred to property, plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided for assets under construction until they are completed and ready for intended use.

Intangible assets, net
2.18	Intangible assets, net

Intangible assets acquired separately are measured on initial recognition at cost. The cost of intangible assets acquired in a business combination is their fair value at the date of acquisition. Following initial recognition, intangible assets are carried at cost less any accumulated amortization and accumulated impairment losses.

Intangible assets with finite lives are amortized over the useful economic life and assessed for impairment whenever there is an indication that the intangible asset may be impaired. The amortization period and the amortization method for an intangible asset with a finite useful life are reviewed at least at the end of each reporting period. Changes in the expected useful life or the expected pattern of consumption of future economic benefits embodied in the asset are considered to modify the amortization period or method, as appropriate, and are treated as changes in accounting estimates. The amortization expense on intangible assets with finite lives is recognized in the consolidated statements of profit or loss in the expense category that is consistent with the function of the intangible assets.

The cost of intangible assets is being amortized using the straight-line amortization method based on the following estimated useful lives:

Estimated useful life
Computer software	5 years
Intelligent Cloud Platform	10 years
Right-of-use Platform	10 years
Customer base	1 – 3 years
Technical know-how	8 – 10 years
Security Surveillance system	10 years

Goodwill
2.19	Goodwill

Following initial recognition, goodwill is stated at cost less any accumulated impairment losses. Goodwill is reviewed for impairment annually or more frequently if events or changes in circumstances indicate that the carrying value may be impaired.

At the acquisition date, any goodwill acquired is allocated to the cash-generating units (CGU) which are expected to benefit from the combination’s synergies. Impairment is determined by assessing the recoverable amount of the CGU to which the goodwill related. Determining whether goodwill is impaired requires an estimation of the value in use of the CGU to which goodwill has been allocated. These estimates include the sales annual growth rate, the long-term growth rate and discount rate. Where the recoverable amount of the CGU is less than the carrying amount, an impairment loss is recognized. Where goodwill forms part of a CGU and part of the operation within that unit is disposed of, the goodwill associated with the operation disposed of is included in the carrying amount of the operation when determining the gain or loss on disposal of the operation. Goodwill disposed of in these circumstances is measured on the basis of the relative values of the operation disposed of and the portion of the CGU retained.

The Company recorded impairment losses on goodwill of $30,575, $2,267,583 and $nil for the years ended December 31, 2024, 2023 and 2022. (Note 3)

Impairment of long-lived assets
2.20	Impairment of long-lived assets

At the end of each reporting period, the Company reviews the carrying amounts of its long-lived assets to determine whether there is any indication that those assets have suffered an impairment loss. If any such indication exists, the recoverable amount of the asset through use of sale is estimated in order to determine the extent of the impairment loss (if any). Recoverable amount is the higher of (a) fair value less costs to sell and (b) value in use where it is not possible to estimate the recoverable amount of an individual asset, the Company estimates the recoverable amount of the CGU to which the asset belongs. Management estimated the value in use by estimating the expected cash flows from the CGU as well as a suitable discount rate in order to calculate the present value of those cash flows. The basis of impairment is determined based on the result of assessment.

During the years ended December 31, 2024, 2023 and 2022, impairment losses on the robots’ fixed assets of $nil, $3,682,789 and $4,408,037, respectively, were recognized when the carrying amount was greater than the value in use, respectively. In addition, the Company recognized impairment loss on the cash management related intangible assets of $188,797 during the year ended December 31, 2024. The Company recognized impairment loss on the robots-related intangible assets of $3,713,551 during the year ended December 31, 2023. (Note 9)/(Note 11)

Trade payables and other current liabilities
2.21	Trade payables and other current liabilities

These amounts represent liabilities for goods and services provided to the Company prior to the end of the financial year which is unpaid. They are initially recognized at fair value and subsequently measured at amortized cost using the effective interest method.

Interest-bearing borrowings
2.22	Interest-bearing borrowings

Interest-bearing borrowings are recognized initially at fair value less attributable transaction costs. Subsequent to initial recognition, interest-bearing borrowings are stated at amortized cost with any difference between the amount initially recognized and redemption value being recognized in profit or loss over the period of the borrowings, together with any interest and fees payable, using the effective interest method. Additional disclosures on interest-bearing borrowings are provided under Note 13.

Revenue from contracts with customers
2.23	Revenue from contracts with customers

The Company generates its revenue primarily from three service lines: (1) Secured Logistics; (2) AI&Robotics Solution; and (3) General Security Solutions.

Each service line primarily renders the following services:

(1)	Secured Logistics

(i) Cash-In-Transit - Non Dedicated Vehicle (CIT Non-DV); (ii) Cash-In-Transit - Dedicated Vehicle (CIT DV); (iii) ATM management; (iv) Cash Processing (CPC); (v) Cash Center Operations (CCT); (vi) Consolidate Cash Center (CCC); (vii) Cheque Center Service (CDC); (viii) Express Cash; (ix) Coin Processing Service; and (x) Cash Deposit Management Solutions (GDM).

(2)	AI&Robotics Solution

(i) Sale and Rental of AI&Robotics Solution; (ii) Advertising Service, and; (iii) Solution Provider

(3)	General Security Solutions

Integrated alarm security system installation

The Company recognizes revenue at a point in time as products are delivered and services are performed. Consultancy fees typically cover a period of time, the revenue is recognized on a ratable basis over the contract term. The Company applies the following five-step model in order to determine the amount:

●	Identify the contract or quotation with the agreed service price.
●	Evaluate the services engaged in the customer’s contract and identify the related performance obligations.
●	Consider the contract terms and commonly accepted practices in the business to determine the transaction price. The transaction price is the consideration that the Company expects to be entitled for delivering the services engaged with the customer. The consideration engaged in a customer’s contract is generally a fixed amount.
●	Allocate the transaction price, if necessary, to each performance obligation (to each good or service that is different) for an amount that represents the part of the benefit that the Company expects to receive in exchange for the right of delivering the services engaged with the customer.
●	Recognize revenue when the Company satisfies the performance obligation through the rendering of services engaged.

All of the conditions mentioned above are accomplished normally when the services are rendered to the customer and this moment is considered a point in time. The reported revenue reflects services delivered at the contract or agreed-upon price.

Contract asset is the right to consideration in exchange for goods or services transferred to the customer. If the Company transfers goods or services to a customer before the customer pays consideration or before payment is due, a contract asset is recognized for the earned consideration that is conditional, and evaluated for impairment at each reporting period. As of December 31, 2024 and December 2023, there were $38,808 and $nil contract assets under the agreement.

Contract liabilities consist of deferred revenue related to prepaid fees received from customers for future information security service over the term of the service agreement. The Company expects to recognize as revenue of approximately $117,820 within the next 12 months.

Revenue is recognized when the related performance obligations are satisfied.

Fixed Fees
Service Type		Performance Obligations	Per delivery / order	Per month
Cash-In-Transit (CIT) – Non Dedicated Vehicles (Non-DV)	(a)	Delivery from point A to point B per customer request. Service obligation was generally completed within same day.	√
Cash-In-Transit (CIT) – Dedicated Vehicles to Banks (DV)	(a)	Delivery from point A to point B per customer request. Service obligation was generally completed within same day.	√
ATM Management	(a)	Includes replenishment of ATM machines and first level maintenance services. Service obligation was generally completed within the same day.	√
Cash Processing (CPC)	(b)	Cash counting, sorting and vaulting services for customers in the retail industry.		√
Cash Center Operations (CCT)	(b)	Cash counting, sorting and depositing for local commercial banks on behalf of Bank of Thailand (BOT).		√
Consolidate Cash Center (CCC)	(b)	Cash counting, sorting and depositing for Bank of Thailand (BOT).		√
Cheque Center Service (CDC)	(b)	Handles cheque consolidation and distribution on behalf of local commercial bank.		√
Express Cash	(a)	Armored trucks (with onboard GDM) and crew teams are assigned to collect cash on behalf of local commercial banks. Service obligation was generally completed within the same day.	√
Coin Processing Service	(a)	Armored vehicles and crew teams are assigned to collect/deliver coins to/from customer sites. Service obligation was generally completed within the same day.	√
Cash Deposit Management Solutions	(b)	Cash deposit machine (Guardforce Digital Machine – GDM) are installed at the customers’ sites for the collection of cash.		√
AI&Robotics Solution - Sale of Robots	(a)	Delivery of robots and inspection completed at customer site.	√
AI&Robotics Solution - Rental of Robots, advertising service	(b)	Robots are leased out for a fixed term, advertising service are charged at a monthly agreed rate		√
General Security Solutions	(a)	Completion of integrated alarm security system installation	√

The Company does not offer promotional payments, customer coupons, rebates or other cash redemption offers to its customers. For the sale of robots, customer’s billing is prepared on a monthly basis once service delivery reports have been confirmed and the invoice amount has been confirmed with the customers. Standard payment is 45 days but it may be 45 to 60 days depending on the individual customer contract.

(a)	Revenue is recognized net of sales taxes and upon transfer of control over the good sold or the service rendered to customers. Control refers to the ability of the customer to direct and obtain substantially all the transferred product’s benefits. Revenue is not recognized to the extent where there are significant uncertainties regarding recovery of the consideration due, associated costs or the possible return of goods.
(b)	Related service revenue or rental income is recognized on a straight-line basis over the term of the contracts.

Disaggregation information of revenue by service type which was recognition based on the nature of performance obligation disclosed above is as follows:

	For the year ended December 31,
Service Type	2024	Percentage of Total Revenue	2023	Percentage of Total Revenue	2022	Percentage of Total Revenue
Cash-In-Transit – Non-Dedicated Vehicles (CIT Non-DV)	$12,233,722	33.7%	$11,882,370	32.8%	$10,693,948	31.5%
Cash-In-Transit - Dedicated Vehicle to Banks (CIT DV)	3,643,999	10.0%	3,814,604	10.5%	4,074,052	12.0%
ATM Management	6,710,954	18.5%	7,579,774	20.9%	8,897,939	26.2%
Cash Processing (CPC)	3,660,152	10.1%	3,265,052	9.0%	2,789,818	8.2%
Cash Center Operations (CCT)	1,764,619	4.9%	1,824,381	5.0%	2,209,055	6.5%
Consolidate Cash Center (CCC)	520,008	1.4%	726,599	2.0%	456,720	1.3%
Cheque Center Service (CDC)	-	-%	-	-%	4,562	0.0%
Cash Deposit Management Solutions (GDM)	3,899,564	10.7%	2,794,708	7.7%	1,771,380	5.2%
Others *	3,270	0.0%	5,062	0.0%	10,149	0.1%
Robotic AI solutions	198,903	0.5%	757,284	2.1%	1,272,236	3.7%
General security solutions	3,712,182	10.2%	3,630,668	10.0%	1,785,789	5.3%
Total	$36,347,373	100.0%	$36,280,502	100.0%	$33,965,648	100.0%
*	Others include revenues from express cash, coin processing services and international shipment.

During the years ended December 31, 2024, 2023 and 2022, revenue amounting to $36,342,705, $36,211,677 and $33,819,405 were generated from third parties, respectively; and $4,668, $68,825 and $146,243 were generated from a related party (Note 22), respectively.

Cost of sales
2.24	Cost of sales
Cost of sales consists primarily of internal labor costs and related benefits, and other overhead costs that are directly attributable to services provided.
Research and development expense
2.25	Research and development expense

Research and development expense that do not meet the criteria for capitalization are recognized as an expense as incurred. Development costs previously recognized as an expense are not recognized as an asset in a subsequent period.

Income tax
2.26	Income tax

Income tax expense represents the sum of the tax currently payable and deferred tax. Income tax expense is charged to the consolidated statements of profit or loss as they incur.

Current income taxes are recorded in the results of the year they are incurred.

Deferred tax is recognized on temporary differences between the carrying amounts of assets and liabilities in the consolidated financial statements and the corresponding tax bases used in the computation of taxable profit. Deferred tax liabilities are generally recognized for all taxable temporary differences. Deferred tax assets are generally recognized for all deductible temporary differences, including tax loss carry forwards and certain tax credits, to the extent that it is probable that future taxable profits, reversal of existing taxable temporary differences will be available against which those deductible temporary differences can be utilized after considering future tax planning strategies. Such deferred tax assets and liabilities are not recognized if the temporary difference arises from the initial recognition (other than in a business combination) of other assets and liabilities in a transaction that affects neither the taxable profit nor the accounting profit.

Deferred tax assets are recognized for all deductible temporary differences, the carry forward of unused tax credits and any unused tax losses. Deferred tax assets are recognized to the extent that it is probable that taxable profit and reversal of existing taxable temporary differences will be available against which the deductible temporary differences, and the carry forward of unused tax credits and unused tax losses can be utilized. The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilized. Unrecognized deferred tax assets are re-assessed at each reporting date and are recognized to the extent that it has become probable that future taxable profits and reversal of existing taxable temporary differences will allow the deferred tax asset to be recovered.

Deferred tax liabilities are recognized for taxable temporary differences associated with investments in subsidiaries, associates, and interests in joint ventures, except where the Company is able to control the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future. Deferred tax assets arising from deductible temporary differences associated with such investments and interests are only recognized to the extent that it is probable that there will be sufficient taxable profits against which to utilize the benefits of the temporary differences and they are expected to reverse in the foreseeable future.

Net deferred income taxes are classified as a non-current asset or liability, regardless of when the temporary differences are expected to reverse.

Deferred tax assets and deferred tax liabilities are offset if a legally enforceable right exists to set off current tax assets against current tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.

Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the period in which the liability is settled or the asset is realized, based on tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period. The measurement of deferred tax liabilities and assets reflects the tax consequences that would follow from the manner in which the Company expects, at the end of the reporting period, to recover or settle the carrying amount of its assets and liabilities.

Provisions
2.27	Provisions

Provisions are recognized for liabilities of uncertain timing or amount when the Company has a legal or constructive obligation arising as a result of a past event, it is probable that an outflow of economic benefits will be required to settle the obligation and the amount can be estimated reliably. Where the time value of money is material, provisions are stated at the present value of the expenditures expected to settle the obligation.

Where it is probable that an outflow of economic benefits will be required, or the amount cannot be estimated reliably, the obligation is disclosed as a contingent liability, unless the probability of outflow of economic benefits is remote. Possible obligations, whose existence will only be confirmed by the occurrence or non-occurrence of one or more future events, are also disclosed as contingent liabilities unless the probability of outflow of economic benefits is remote.

As of the date of this report, the Company is a defendant in various labor lawsuits in Thailand totaling approximately $0.026 million. Management believes the labor related cases are without merit and is confident that such lawsuits will be dismissed.

During the year ended December 31, 2023, regarding the cases with Mr. Tu, a related party, the Company had sought for legal advice to resolve these legal disputes through mediation. On March 22, 2024, the Company reached a settlement with Mr. Tu, including Mr. Tu agreeing to withdraw all the claims against the Company. The Company had fully paid off these balances in cash on May 3, 2024 and on March 27, 2024, Mr. Tu had withdrawn all the claims against the Company. Therefore, no provision has been made for these liabilities in the financial statements (Note 22).

Employee benefits
2.28	Employee benefits

The Company provides for retirement benefits payable for employees of its subsidiaries in Thailand under the Thai Labor Law; and follows IAS 19 in accounting for the related obligation. Depending upon the individual employee’s salary and years of service, the related obligation is calculated by an independent actuary using the projected unit credit method. The present value of the obligation is determined by discounting with the interest rates of government bonds that are denominated in the currency in which the benefits will be paid, and that have terms to maturity approximating the terms of the related liabilities. The sensitivity analysis is determined by i) discount rate; ii) salary increase rate; iii) turnover rate; and iv) life expectancy.

All re-measurements effects of the Company’s retirement benefit obligation such as actuarial gains and losses arising from experience adjustments and changes in actuarial assumptions are recognized directly in other comprehensive income.

As of December 31, 2024, 2023 and 2022, actuarial (loss)/ gain of $(271,578), $3,486 and $551,649, net of tax has been recognized in other comprehensive income, respectively (Note 17).

Leases
2.29	Leases

Leases as lessee

From January 1, 2019, in accordance with IFRS 16, leases with terms greater than 12 months are recognized as a right-of-use asset (“ROU”) and a corresponding lease liability at the date in which the leased asset is available for use by the Company. Contracts may contain both lease and non-lease components. The Company allocates the consideration in the contract to the lease and non-lease components based on their relative stand-alone prices. Assets and liabilities arising from a lease are initially measured on a present value basis. Lease liabilities include the net present value of fixed payments.

Lease payments to be made under reasonably certain extension options are also included in the measurement of the liability.

The lease payments are discounted using the interest rate implicit in the lease. If that rate cannot be readily determined, which is generally the case for leases of the Company, the lessee’s incremental borrowing rate is used, being the rate that the individual lessee would have to pay to borrow the funds necessary to obtain an asset of similar value to the right-of-use asset in a similar economic environment with similar terms, security and conditions. To determine the incremental borrowing rate, the Company uses recent third-party financing received by the individual lessee as a starting point, adjusted to reflect changes in financing conditions.

Lease payments are allocated between principal and finance cost. The finance cost is charged to profit or loss over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period.

Right-of-use assets are measured at cost comprising the following:

●	The amount of the initial measurement of the lease liability
●	any lease payments made at or before the commencement date less any lease incentives received

Right-of-use assets are depreciated over the shorter of the asset’s useful life and the lease term on a straight-line basis. The lease terms of buildings and others are generally less than ten years and less than five years, respectively.

Payments associated with leases with a lease term of 12 months or less on the Company’s equipment and vehicles and all leases of low-value assets are recognized on a straight-line basis as an expense in profit or loss. Short-term leases are leases with a lease term of 12 months or less without a purchase option. The Company applies the short-term lease recognition exemption to its short-term leases of offices premises.

Leases as lessor

The Company leases out fixed assets consisting of different types of robots to third parties. All leases are classified as operating leases as the Company does not transfer substantially all of the risks and rewards incidental to the ownership of the assets.

During the year ended December 31, 2024, 2023 and 2022, the Company recognized rental income of approximately $35,845, $493,516 and $582,000, respectively. The Company did not recognize lease receivables as of December 31, 2024 and 2023 as the amount to be received was immaterial to the Company’s consolidated financial statements.

Related parties
2.30	Related parties

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or significant influence, such as a family member or relative, shareholder, or a related corporation.

Amount due from related parties

The Company recognizes the contractual right to receive money or products from related parties as amount due from related parties. For those that the contractual maturity date is less than one year, the Company records as current assets.

Earnings per share (“EPS”)
2.31	Earnings per share (“EPS”)

Basic EPS is calculated by dividing the net profit (loss) attributable to ordinary equity holders by the weighted average number of ordinary shares outstanding during the year. Diluted EPS is calculated by using the weighted average number of ordinary shares outstanding adjusted to include the potentially dilutive effect of outstanding stock-based awards and convertible debt instruments, unless their inclusion in the calculation is anti-dilutive.

New and amended accounting standards
2.32	New and amended accounting standards

All new standards and amendments that are effective for annual reporting period commencing January 1, 2024 have been applied by the Company for the year ended December 31, 2024. These new and amended standards did not have material impact on the consolidated financial statements of the Company. A number of new standards and amendments to standards have not come into effect for the year beginning January 1, 2024, and they have not been early adopted by the Company in preparing these consolidated financial statements. None of these new standards and amendments to standards is expected to have a significant effect on the consolidated financial statements of the Company.